Exhibit 23.4

CONSENT

David Hanson
2012 Flagstone Drive
#1516
Madison, AL   35758
USA

June 15, 2010

To whom it may concern:

I, David Hanson, do hereby consent to be named in Surna Inc.’s Form S-1 registration statement.

DAVID HANSON

David Hanson